EXHIBIT 10.9
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
December 6, 2006
Jennifer Hooper McCarty, PhD
Technology and Research Collaborations
Oregon Health & Science University
2525 SW 1st Avenue, Suite 120
Mail Code: AD120
Portland, OR 97201-4753

Re:	Correction of Provisional Application Number/License Agreement with Orexigen Therapeutics, Inc. dated June 23, 2003 (the “License Agreement”)
Dear Jennifer:
As we have discussed in our recent email exchanges, Section 1.01.3 of the above-referenced License Agreement contains an incorrect reference to the Therapeutic Patent that is the subject of the License Agreement. Section 1.01.3 should read in its entirety as follows:
1.01.3 [***] (hereinafter: Therapeutic Patent)
Please indicate your agreement that the above reference is correct by signing where provided below. By executing this letter, we both agree that the License Agreement shall be amended by amending and restating Section 1.01.3 as provided above.
Thank you for your continued support of Orexigen Therapeutics.
Very truly yours,

Digitally signed by
Anthony McKinney
/s/ Anthony McKinney	Date: 2006.12.06
Anthony A. McKinney	17:10:17 -08'00'
Chief Operating Officer
Approved and accepted the 11th day of December, 2006:
Oregon Health & Science University

By:	/s/ Arundeep S. Pradhan
Name:	Arundeep S. Pradhan
Title:	Director, Technology & Research Collaborations

Orexigen Therapeutics Inc.
12481 High Bluff Drive, Suite 160, San Diego CA 92130
Office: 858-436-8600
Fax: 858-436-8650
www.orexigen.com

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.